CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($)	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Sep. 30, 2015	Dec. 31, 2013
Consolidated Statements Of Operations
Revenues
Operating Expenses
Research and development	$ 574	$ 1,797,045	$ 492,136
General and administrative	183,044	946,613	$ 690,396
Stock-based compensation - general and administrative	470,185	486,271
Total Operating Expenses	653,803	3,229,929	$ 1,182,532
Operating Loss	(653,803)	(3,229,929)	$ (1,182,532)
Other Income (Expense), Net:
Interest income	555	3,066
Gain on revaluation of derivative warrant liability	8,588	332,095
Interest expense	(93,067)	(7,500)	$ (105,471)
Total Other Income (Expense), Net	(83,924)	327,661	(105,471)
Loss before Income Taxes	$ (737,727)	$ (2,902,268)	$ (1,288,003)
Income tax benefit
Net Loss	$ (737,727)	$ (2,902,268)	$ (1,288,003)
Net Loss Per Share - Basic and Diluted	$ (0.04)	$ (0.09)	$ (0.07)
Weighted Average Common Shares Outstanding Basic and diluted	19,322,206	31,835,440	17,757,333